PROMISSORY NOTE IN REGISTERED FORM

$75,000.00

August 31, 2000
Burbank, California

AS HEREIN STATED, CENTERSTAGING MUSICAL PRODUCTIONS, INC..a California corporation ("Issuer)", promises to pay to PAUL ROUTER, Trustee under the PREMIER CAREER MANAGEMENT CORPORATION DEFERRED COMPENSATION PLAN for the Interests of JOHN GUTHRIE CASWELL ("Payee"), or order, at 4411 Magnolia Blvd., Burbank, CA 91505, or such other place as the holder hereof may from time to time direct in writing the sum of Seventy-Five Thousand Dollars ($75,000.00), as follows:

1. This Promissory Note is payable in monthly installments of One Thousand Five Hundred Ninety-Three Dollars ($1593.00) each, or more, including interest beginning on October 1, 2000 and continuing until September 1, 2005, on which date the entire balance of principal and then accrued interest shall become all due and payable. Interest at the rate of ten percent (10%) per annum shall accrue from the date of this Promissory Note.

2. Each payment shall be credited first on interest then due and the remainder on principal; interest shall thereupon cease upon the principal so credited. Should default be made in any payment of principal or interest, the whole sum of principal and interest shall become immediately due and payable. The Issuer agrees to pay all costs of collection, including reasonable attorney fees, plus interest on the unpaid balance until paid. The maker and endorser of this Promissory Note hereby waives diligence, demand, presentment, protest and notice of nonpayment. The pleading of any statute of limitations as a defense to any and all obligations hereunder is hereby waived.

3. Issuer agrees to provide Payee with any and all financial statements and other information which Payee may require during the term of this Note and any renewals or extensions thereof.

4. The Privledge to repay all or part of this obligation without penalty is hereby reserved.

5. Upon failure to make any payment on the date required herby, Issuer shall be deemed in default under this Note and, in addition to any other rights of Payee under this Note or applicable law, the holder hereof shall have the fight and option to immediately declare that the entire indebtness evidenced by this Note is due and payable; and such indebtness shall be immediately due and payable. Waiver of the right to so accelerate the maturity obligations hereunder shall effective only if set forth in written instrument signed by the holder hereof; and failure to exercise, or delay exercising, such right shall not be construed as a waiver of such right.

6. Principal and interest, if any, shall be payable in lawful money of the United States of America. Interest, if any, shall be calculated on the basis of a 360-day year.

7. This Promissory Note is Registered Form is registered with the Issuer to PAUL ROUTER, Trustee under the PREMIER CAREER MANAGEMENT CORPORATION DEFERRED COMPENSATION PLAN for the Interests of JOHN GUTHRIE CASWELL as the Payee as of the date hereof with respect to both principal and interest. Transfer of this obligation from PAUL ROUTER, Trustee under the PREMIER CAREER MANAGEMENT CORPORATION DEFERRED COMPENSATION PLAN for the Interests of JOHN GUTHRIE CASWELL as the Payee of from any subsequent holder to a new holder may be effected only by the surrender of this Promissory Note to the Issuer and either the reissuance by the Issuer of this Promissory Note to the new holder with an endorsement which states that the obligation is so registered with the Issuer to the new holder as the date thereof, or the issuance by the Issuer of a new Promissory Note to the new holder which states that the obligation is so registered with the Issuer to the holder as of the date thereof, together with the registration of the obligation with the Issuer to the new holder as of the date thereof with respect to both principal and interest. The Issuer agrees to execute any such endorsement or new Promissory Note to a new holder at any such time as requested by the Beneficiary or any subsequent holder, as necessary to transfer this Promissory Note by the beneficiary or any subsequent holder. This obligation may not be transferred at any time until its maturity by any means other than as described in this paragraph.

8. This Note shall be governed by and construed according to the laws of California.

CENTERSTAGING
MUSICAL PRODUCTIONS, INC., a
California Corporation

By: ____________________________
JAN PAUL PARENT